As filed with the U.S. Securities and Exchange Commission on January 27, 2020

File No. 333-234497

File No. 811-23487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 2	☒
POST-EFFECTIVE AMENDMENT NO.	☐

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

ACTIVESHARES ETF TRUST

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, New York 10018

(Address of Principal Executive Offices)

(877) 721-1926

(Registrant’s Telephone Number, including Area Code)

Robert I. Frenkel

ActiveShares ETF Trust

100 Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, January 27, 2020

Prospectus     [            ], 2020

ACTIVESHARES®

ETFs

CLEARBRIDGE FOCUS VALUE ETF

Cboe (Ticker Symbol): CFCV

This Exchange-Traded Fund (“ETF”) is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

•	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

•

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the fund, see “Principal risks” section, including “ActiveShares® structure risk”, beginning on page 3 of this Prospectus.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The ClearBridge Focus Value ETF (the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The management agreement between ActiveShares® ETF Trust (the “Trust”) and Precidian Funds LLC (“Precidian” or the “manager”) (the “Management Agreement”) provides that Precidian will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to Precidian under the Management Agreement. Precidian will also pay all subadvisory fees of the fund. Investors purchasing and selling shares may be subject to costs (including brokerage commissions) charged by their broker, which are not reflected in the table and example below.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49
Distribution and/or service (12b-1) fees[1]	0.00
Other expenses[2]	None
Acquired fund fees and expenses[2]	0.01
Total annual fund operating expenses	0.50

[1]

The fund has adopted a distribution and service (12b-1) plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Board has determined that no such payments will be made through the next twelve (12) months of operation.

[2]	“Other expenses” and “Acquired fund fees and expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 Year	3 Years
ClearBridge Focus Value ETF	51	160

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is newly-organized, portfolio turnover information is not yet available.

Principal investment strategies

The fund seeks long-term capital appreciation. By employing fundamental research, in an effort to identify securities with attractive risk-adjusted returns (where the potential returns on the

2	ClearBridge Focus Value ETF

investment are favorable relative to the potential risks of the investment), the fund’s portfolio management team constructs the portfolio on a bottom-up basis. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. The fund may also invest up to 20% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with lower market capitalizations. While most of the fund’s investments will be in U.S. companies, the fund may also invest in American Depository Receipts (“ADRs”) and U.S.-listed shares of foreign companies. The fund will only invest in instruments that trade on a U.S. exchange contemporaneously with the fund’s shares and, for temporary or defensive purposes, in cash and cash equivalents, such as short-term U.S. Treasury securities, government money market funds, and repurchase agreements. Under normal circumstances, the fund will invest in a diversified portfolio typically consisting of the securities of 30 to 40 issuers.

The fund operates in reliance on an exemptive order from the SEC (the “Order”), which limits the types of investments the fund may hold to those listed in the fund’s application for the Order. Under the terms of the Order, the fund is permitted to invest only in exchange-traded funds, exchange-traded notes, exchange listed common stocks, exchange-traded preferred stocks, exchange-traded ADRs, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and exchange-traded futures that trade on a U.S. exchange contemporaneously with the Fund’s shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The fund’s investment strategies and practices, including those listed above, are subject to these limitations.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency.

ActiveShares® structure risk. Unlike most actively managed ETFs, the fund does not provide daily disclosure of its portfolio holdings. Instead, the fund provides a verified intraday indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund’s shares trading at or close to the underlying NAV per share of the fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the fund. Similarly, because the fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the fund seeks to benefit from keeping its portfolio information secret, some market participants may attempt to use publicly available information, including the VIIV, to identify the fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.

Authorized Participant and AP Representative concentration risk. Each of the fund’s Authorized Participants will engage in all creation and redemption activity through an AP Representative, an unaffiliated broker-dealer with which such Authorized Participant has signed an agreement to establish a confidential account for the benefit of such Authorized Participant and that will deliver or receive, on behalf of the Authorized Participant, all consideration to or from the fund in a creation or redemption. AP Representatives have knowledge of the composition of the fund’s portfolio holdings, and are restricted from disclosing such composition, including to the Authorized Participants. The fund has a limited number of institutions that act as Authorized Participants, or that may act as AP Representatives. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other Authorized Participant or AP Representative steps forward to create or redeem, or purchase or sell securities, as applicable, fund shares may trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units (as defined below). In periods of market volatility, market makers and/or

ClearBridge Focus Value ETF	3

Principal risks cont’d

Authorized Participants may be less willing to transact in fund shares. Further, the fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as market makers, Authorized Participants or AP Representatives. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV. If a shareholder purchases fund shares at a time when the market price is at a premium to the NAV or sells fund shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on Cboe BZX Exchange, Inc. (the “Cboe”) at prices at, above or below the fund’s most recent NAV. The NAV of the fund is calculated at the end of each business day and will fluctuate with changes in the market value of the fund’s holdings. The trading price of the fund’s shares will fluctuate, in some cases materially, throughout trading hours in response to changes in the fund’s NAV, the VIIV and the relative supply of and demand for fund shares on the Cboe. As a result, although the VIIV is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the fund’s NAV, there is a risk, which may increase during periods of market disruption or volatility, that market prices for fund shares will vary significantly from the fund’s NAV. This risk may be greater for the fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading issues risk. Trading in fund shares on the Cboe may be halted in certain circumstances. If at any time securities representing 10% or more of the fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the fund will request that the exchange halt trading of the fund’s shares. During such a trading halt, although the VIIV would continue to be calculated and disseminated, investors in the fund’s shares will not be able to freely trade their shares. Trading halts of portfolio securities may have a greater impact on the fund, as compared with traditional ETFs, due to the lack of transparency into the fund’s portfolio holdings. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met.

Early close/trading halt risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the fund may be unable to rebalance its portfolio, may be unable to accurately price its investments for purposes of determining its VIIV and/or may incur substantial trading losses. Any extended trading halt in a portfolio security may exacerbate discrepancies between the VIIV and the underlying NAV of the fund. In the event that an exchange institutes an extended trading halt in a portfolio security, that fact, along with the identity and weighting of that security in the fund’s VIIV calculation, will be publicly disclosed on the fund’s website. The fund believes that this mix of information will allow market participants to calculate the effect of that security on the VIIV calculation, determine their own fair value of the disclosed portfolio security and better judge the accuracy of the day’s VIIV for the fund. If at any time securities representing 10% or more of the fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the fund will request that the exchange halt trading of the fund’s shares. At such times, although the VIIV would continue to be calculated and disseminated, investors in the fund’s shares will not be able to freely trade their shares.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

4	ClearBridge Focus Value ETF

Small and mid-capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Illiquidity risk. Illiquidity risk exists when particular investments are impossible or difficult to sell. Although the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, which may contribute to the fund’s shares trading at a premium or discount to NAV.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, AP Representatives, the party responsible for the calculation of the intraday value of shares of the fund, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information (“SAI”).

ClearBridge Focus Value ETF	5

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. The performance information will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.

The fund makes updated performance information, including its current NAV, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

6	ClearBridge Focus Value ETF

Management

Investment manager: Precidian Funds LLC (“Precidian”)

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio managers: Dmitry Khaykin and Robert Feitler Jr. Mr. Khaykin (a Managing Director and Portfolio Manager of ClearBridge) and Mr. Feitler (a Managing Director and Portfolio Manager of ClearBridge) have been portfolio managers of the fund since its inception in [month], 2020.

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 20,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are generally taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank) (an “Intermediary”), the manager, Legg Mason, Inc. (“Legg Mason”) or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ClearBridge Focus Value ETF	7

More on the fund’s investment strategies, investments and risks

Introduction

The fund is an actively managed exchange-traded fund (“ETF”), and the shares of the fund are listed for trading on Cboe. The market price for a share of the fund may be different from the fund’s most recent NAV. ETFs are funds that trade like other publicly traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the fund may be purchased or redeemed directly from the fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The fund operates in reliance on the Order, which limits the types of investments the fund may hold to those listed in the fund’s application for the Order.

Investment objective

The fund seeks long-term capital appreciation.

Important information

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders.

There is no assurance that the fund will meet its investment objective.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

More on the fund’s investments

Equity investments

Equity securities include exchange-traded common and preferred stocks, and securities of other investment companies and of real estate investment trusts (“REITs”).

Exchange-traded funds (ETFs)

The fund may invest in ETFs, including affiliated ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). The fund, if investing in an ETF, indirectly bears fees and expenses charged by the ETF in addition to the fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for the fund.

Exchange-traded notes (ETNs)

The fund may invest in exchange-traded notes or ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs, like ETFs, may be traded on stock exchanges and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Cash management

The fund may hold cash pending investment, and may invest in short-term U.S. Treasury securities, government money market funds and may enter into repurchase agreements for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Investments by other funds

The fund may be an investment option for other funds, including affiliated funds.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

8	ClearBridge Focus Value ETF

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

Selection process

The portfolio managers emphasize individual security selection while spreading the fund’s investments among industries and sectors. The portfolio managers use both quantitative and fundamental methods to identify stocks, primarily of larger capitalization companies, that the portfolio managers believe have a high probability of outperforming other stocks in the same industry or sector.

The portfolio managers use quantitative parameters to select a universe of larger capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the portfolio managers look for “value” attributes, such as:

•	Low stock price relative to earnings, book value and cash flow

•	High return on invested capital

The portfolio managers also use quantitative methods to identify catalysts and trends that might influence the fund’s industry or sector focus, or the portfolio managers’ individual security selection.

More on risks of investing in the fund

Following is more information on the principal risks summarized above and additional risks of investing in the fund.

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile.

Authorized Participant and AP Representative concentration risk. Each of the fund’s Authorized Participants will engage in all creation and redemption activity through an AP Representative, an unaffiliated broker-dealer with which such Authorized Participant has signed an agreement to establish a confidential account for the benefit of such Authorized Participant and that will deliver or receive, on behalf of the Authorized Participant, all consideration to or from the fund in a creation or redemption. AP Representatives have knowledge of the composition of the fund’s portfolio holdings, and are restricted from disclosing such composition, including to the Authorized Participants. The fund has a limited number of institutions that act as Authorized Participants, or that may act as AP Representatives. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other Authorized Participant or AP Representative steps forward to create or redeem, or purchase or sell securities, as applicable, fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. Further, the fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as market makers, Authorized Participants or AP Representatives. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV. If a shareholder purchases fund shares at a time when the market price is at a premium to the NAV or sells fund shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Investors buying or selling shares of the fund in the secondary market may pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

ClearBridge Focus Value ETF	9

More on the fund’s investment strategies, investments and risks cont’d

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. If at any time securities representing 10% or more of the fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the fund will request that the exchange halt trading of the fund’s shares. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. Trading halts of portfolio securities may have a greater impact on the fund, as compared with traditional ETFs, due to the lack of transparency into the fund’s portfolio holdings.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on the Cboe at prices at, above or below the fund’s most recent NAV. The NAV of the fund is calculated at the end of each business day and will fluctuate with changes in the market value of the fund’s holdings. The trading price of the fund’s shares will fluctuate, in some cases materially, throughout trading hours in response to changes in the fund’s NAV, the VIIV and the relative supply of and demand for fund shares on the Cboe. As a result, although the VIIV is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the fund’s NAV, there is a risk, which may increase during periods of market disruption or volatility, that market prices for fund shares will vary significantly from the fund’s NAV. This risk may be greater for the fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Small and mid-capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected

10	ClearBridge Focus Value ETF

than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline. In addition, any resulting liquidation of the fund could cause the fund to incur elevated transaction costs for the fund and negative tax consequences for its shareholders. Shareholders of smaller funds may bear proportionally higher expenses than those of a fund with greater assets.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed-income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.

Illiquidity risk. Illiquidity risk exists when particular investments are impossible or difficult to sell. Although the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, which may contribute to the fund’s shares trading at a premium or discount to NAV.

Operational risk. The day-to-day operations of the fund or the valuation of your investment may be negatively impacted because of operational risks such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by or disruption of service by trading parties or the fund’s service providers, market makers or listing exchange, an Authorized Participant, an AP Representative, the party responsible for the intraday value of shares of the fund, or the issuers of securities in which the fund invests or with which they do business. Although the fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, AP Representatives, the party responsible for the intraday value of shares of the fund, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity

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More on the fund’s investment strategies, investments and risks cont’d incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of the fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the fund, to the extent used, generally is not expected to result in a taxable distribution for shareholders whose shares are not being redeemed or sold. If the fund redeems Creation Units in whole or part for cash, it may be required to sell portfolio securities to generate cash. As a result, the fund may bear additional costs and recognize more gain or income than it would have recognized if it had redeemed the Creation Units solely in kind. Distributions attributable to such gain or income will generally be taxable.

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More on fund management

The manager is a Delaware limited liability company formed on May 14, 2010 that is a wholly-owned indirect subsidiary of Precidian Funds LLC. The manager has been registered as an investment adviser with the SEC since April 8, 2011 and maintains its principal office at 350 Main St., Suite 9, Bedminster, New Jersey 07921.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “sub-administrator”) serves as the sub-administrator to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund pursuant to a sub-administration agreement between the manager and LMPFA. The manager, not the fund, pays LMPFA for its services as sub-administrator. As of September 30, 2019, LMPFA’s total assets under management were approximately $216.1 billion.

ClearBridge provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (“Western Asset”). ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of September 30, 2019, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $146.7 billion, including $22.8 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2019, the total assets under management of Western Asset and its supervised affiliates were approximately $448.0 billion.

ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2019, Legg Mason’s asset management operations had aggregate assets under management of approximately $781.8 billion.

Portfolio managers

Dmitry Khaykin and Robert Feitler Jr. have been portfolio managers of the fund since its inception in January 2020.

Mr. Khaykin and Mr. Feitler are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions. Mr. Khaykin is a Managing Director and Portfolio Manager of ClearBridge and has 23 years of industry experience. Mr. Khaykin joined ClearBridge or its predecessor in 2003 and was previously a research analyst for the telecommunications sector at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co., Inc. Mr. Feitler is a Managing Director and Portfolio Manager of ClearBridge and has 25 years of industry experience. Mr. Feitler joined ClearBridge or its predecessor in 1995. The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

Pursuant to the management agreement and subject to the general supervision of the Board, the manager provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to the manager under the management agreement, as described more fully in the SAI.

The fund pays a management fee at an annual rate, based on a percentage of the fund’s average daily net assets, as follows:

Fund	Management fee
ClearBridge Focus Value ETF	0.49%

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements will be available in the fund’s first report to shareholders.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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More on fund management cont’d

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. The distributor does not maintain a secondary market in the fund’s shares. The distributor has no role in determining the fund’s policies or the securities that are purchased or sold by the fund.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees.

Additional payments

The manager, Legg Mason and other related companies make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the fund. Rather, such payments are made by the manager, Legg Mason and other related companies from their own resources, which come directly or indirectly in part from fees paid by the fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the fund over another investment. More information regarding these payments is contained in the fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the manager, Legg Mason and other related companies.

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Shareholder information

Additional information on buying and selling fund shares

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the fund are listed for trading on the secondary market on the Cboe. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The fund’s shares trade on the Cboe using the ticker symbol: CFCV.

Share prices are reported in dollars and cents per share

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally narrower if the fund has high trading volume and market liquidity, and wider if the fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). Because the fund trades on the basis of the VIIV, it may trade at a wider bid/ask spread than traditional ETFs that publish their portfolios on a daily basis. Accordingly, the manager or its designee (or the subadviser) will monitor on an on-going basis how shares of the fund trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. Should there be extended periods during which shares trade at a significant premium or discount to NAV or of unusually wide bid/ask spreads, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the fund on a different exchange, changing the size of Creations Units, changing the fund’s investment objective or strategy, and liquidating the fund.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the fund’s shareholders. The Board noted that the fund’s shares can only be purchased and redeemed directly from the fund in Creation Units by Authorized Participants and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains.

With respect to trades directly with the fund, because they are effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. The Board noted that direct trading by Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. The fund also employs fair valuation pricing to minimize potential dilution from market timing. The fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase to the extent the fund permits or requires trades to be effected in whole or in part in cash, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the fund to detect and deter market timing.

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors.

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Shareholder information cont’d

Verified intra-day indicative value. The intraday value of shares of the fund, known as the “verified intra-day indicative value” (“VIIV”), is calculated and disseminated every second throughout each trading day by the fund’s listing exchange, through the facilities of the Consolidated Tape Association. The fund’s VIIV is also expected to be published by other information providers and quote services, including Yahoo Finance (https://finance.yahoo.com) and Bloomberg. The fund’s VIIV also may be available, upon request, through your broker. Certain of the providers and services, such as Bloomberg, require a subscription or account to access the information. If you access the fund’s VIIV through such information providers and quote services, we encourage you to review the terms of each provider or service carefully. These information providers and quote services operate independently of the fund, and the fund has no control over, nor is it responsible for, the information published by such information providers and quote services.

The VIIV is calculated to the nearest penny by dividing (i) the sum of the fund’s assets (e.g., the amount of cash and cash equivalents held in the fund’s portfolio, the current value of the securities positions in the fund’s portfolio, plus any accrued interest, and declared but unpaid dividends) minus all accrued liabilities, by (ii) the number of total fund shares outstanding. The portfolio used for calculating the VIIV will be the same portfolio used to calculate the fund’s NAV for that day. All of the fund’s portfolio securities will be valued by two separate calculation engines throughout the trading day at the mid-point between the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor (“National Best Bid and Offer” or “NBBO”). The VIIV will be “verified” by comparing the values calculated by the two calculation engines and, if the values are in line, the VIIV will be disseminated through the facilities of the Consolidated Tape Association.

The methodology for calculating the VIIV is available on the fund’s website (www.leggmason.com/etfproducts (click on the name of the fund)). The VIIV is intended to provide investors and other market participants with a highly correlated per share value of the underlying portfolio that can be compared to the current market price. Therefore, under normal circumstances the VIIV is effectively a “real-time” update of the fund’s NAV, which is computed only once a day. Because the fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. The VIIV is generally determined by using current market quotations. Although the VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. To this end, at any point in the trading day, should the VIIV no longer be deemed reliable by the manager or its designee (or the subadviser), the manager or its designee (or the subadviser) will request the fund’s listing exchange to temporarily halt trading until the VIIV is again deemed reliable. The VIIV may no longer be deemed reliable when, for instance, there is a trading halt in one or more portfolio securities. If at any time securities representing 10% or more of the fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the fund will request that the exchange halt trading of the fund’s shares. During such a trading halt, although the VIIV would continue to be calculated and disseminated, investors in the fund’s shares will not be able to freely trade their shares. The specific methodology for calculating the fund’s VIIV, which will be overseen by the fund’s Board, will be disclosed on the fund’s website. Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the VIIV to identify the fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.

Calculation of net asset value

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its NAV every day the New York Stock Exchange (the “NYSE”) is open. The fund generally values its securities and other assets and calculates its NAV as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing, the fund will calculate its NAV as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. If exchange prices are not available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange. Investments in government money market funds are valued at the NAV per share of the underlying fund held by the fund as determined on each business day.

16	ClearBridge Focus Value ETF

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

ClearBridge Focus Value ETF	17

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the fund in cash. No dividend reinvestment service is provided by the fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons (and, to the limited extent provided below, shareholders who are non-U.S. persons), and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, selling shares and receiving dividends and distributions are taxable events. Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will generally be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

If the fund redeems Creation Units in whole or part for cash, it may be required to sell portfolio securities to generate cash. As a result, the fund may bear additional costs and recognize more gain or income than it would have recognized if it had redeemed the Creation Units solely in kind. Distributions attributable to such gain or income will generally be taxable.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of the net investment income of U.S. individuals with income exceeding specified thresholds, and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption, sale or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Dividends and interest received by the fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consists of securities of non-U.S. corporations, the fund may elect to “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but subject to certain limitations you may be entitled to either a corresponding tax deduction or credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

18	ClearBridge Focus Value ETF

A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 24% rate will apply to your fund distributions if you have not provided a taxpayer identification number or social security number and made other required certifications.

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

ClearBridge Focus Value ETF	19

Creations and redemptions

Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the fund that constitute a Creation Unit:

Fund	Creation unit size
ClearBridge Focus Value ETF	20,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the fund’s distributor. Each Authorized Participant creates or redeems Creation Units through an AP Representative. An AP Representative is an unaffiliated broker-dealer with which the Authorized Participant has signed an agreement (the “Confidential Account Agreement”) to establish a confidential account for the benefit of such Authorized Participant (a “Confidential Account”) and that will deliver or receive, on behalf of the Authorized Participant, all consideration to or from the fund in a creation or redemption.

Each day, the fund’s custodian will transmit the composition of the fund’s Creation Basket (as defined below) to each AP Representative. Acting on execution instructions from an Authorized Participant, the AP Representative may purchase or sell the securities in the Creation Basket for purposes of effecting in-kind creation and redemption activity during the day. Authorized Participants are responsible for all order instructions and associated profit and loss, and will be able to monitor the execution quality of the AP Representative by comparing the price at which they purchase or sell Creation Baskets with the VIIV and the end of day NAV.

A creation transaction, which is subject to acceptance by LMIS, generally begins when an Authorized Participant enters into an irrevocable creation order with the Fund and delivers to the AP Representative the cash necessary to purchase a designated portfolio of securities in the Confidential Account. The AP Representative then delivers the purchased portfolio of securities (“Deposit Instruments”) to the fund in exchange for a specified number of Creation Units.

Similarly, shares are redeemed only in Creation Units. A redemption transaction generally begins when an Authorized Participant enters into an irrevocable redemption order with the fund. The fund then instructs its custodian to deliver a designated portfolio of securities (“Redemption Instruments”) to the appropriate Confidential Account in exchange for the Creation Units being redeemed. The Authorized Participant will instruct the AP Representative when to liquidate the securities in the Confidential Account, which will be liquidated no later than the end of the day, so that the Confidential Account holds no positions at the end of day.

On any given Business Day, the name and quantities of the instruments that constitute Deposit Instruments and the names and quantities of the instruments that constitute Redemption Instruments will correspond pro rata to the positions in the fund’s portfolio (including cash positions) used to calculate the fund’s NAV for that day, and will be identical. These instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.”

An AP Representative will not trade securities in the Confidential Account on behalf of an Authorized Participant other than buying or selling the securities included in a Creation Basket to be delivered to or received from, respectively, the fund. Pursuant to the Confidential Account Agreement, the AP Representative is restricted from disclosing the Creation Basket. In addition, the AP Representative undertakes an obligation not to use the identity or weighting of the securities in the Creation Basket for any purpose other than executing creations and redemptions for the fund. The purpose of this arrangement is to protect the identity and weightings of the fund’s portfolio holdings.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement. In the event of a system failure or other interruption, including disruptions at market makers, Authorized Participants or AP Representatives, orders to purchase or redeem Creation Units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent the fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”).

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

20	ClearBridge Focus Value ETF

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

Premium/discount and NAV information

The fund’s website includes information that is updated on a daily basis, including, on a per share basis for the fund, the prior business day’s NAV and the market closing price and a calculation of the premium or discount of the market closing price. The fund’s website also includes information on where and how to find the continuously updated VIIV and a historical comparison of each business day’s final VIIV to that business day’s NAV. Once the fund has completed a fiscal year, the fund’s website will disclose each day the median bid-ask spread for the fund’s most recent 30 days based on the then current National Best Bid and Offer at the time of calculation of NAV.

Additional notices

Shares of the fund are not sponsored, endorsed, or promoted by any listing exchange. The fund’s listing exchange makes no representation or warranty, express or implied, to the owners of the shares of the fund. The fund’s listing exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The fund’s listing exchange has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing, or trading of the shares of the fund. Without limiting any of the foregoing, in no event shall the fund’s listing exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The manager, the subadvisers, the distributor and the fund make no representation or warranty, express or implied, to the owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly.

ClearBridge Focus Value ETF	21

Financial highlights

As the fund has not commenced operations as of the date of this Prospectus, no financial information is available. The Prospectus will include financial information for the fund once it has issued its first annual report to shareholders that contains audited financial statements.

22	ClearBridge Focus Value ETF

ACTIVESHARES®

ETFs

ClearBridge Focus Value ETF

You may visit www.leggmason.com/etfliterature for a free copy of a Prospectus, SAI or, when available, an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

To make shareholder inquiries, for more detailed information on the fund or to request the SAI, annual or semi-annual shareholder reports free of charge, please:

Call:	(877) 721-1926 Monday through Friday 8:00 a.m. – 8:00 p.m. (Eastern time)	Write:	ActiveShares® ETF Trust 100 First Stamford Place Attn: Shareholder Services 5th Floor Stamford, CT 06902
Visit:	www.leggmason.com/etfliterature

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-23487)

CBAX570965 [    ]/20

SUBJECT TO COMPLETION, January 27, 2020

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

[DATE], 2020

ActiveShares® ETF Trust

Fund	Exchange	Ticker Symbol
ClearBridge Focus Value ETF (the “Fund”)	Cboe	CFCV

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated [DATE], 2020, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s Prospectus and copies of the annual and semi-annual reports, when available, may be obtained free of charge by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the Fund’s website at www.leggmason.com/etfliterature. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the Fund’s sole and exclusive distributor. The Fund only issues or redeems shares that have been aggregated into blocks of shares, called Creation Units, to Authorized Participants who have entered into agreements with the Fund’s distributor. The following table sets forth the number of shares that constitute a Creation Unit for the Fund:

Creation Unit Size

20,000

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s Distributor.

“AP Representative” means a broker-dealer, with which an Authorized Participant has signed an agreement to establish a confidential account for the benefit of such Authorized Participant, that will deliver or receive, on behalf of the Authorized Participant, all consideration to or from the Fund in a creation or redemption. No AP Representative for the Fund will be an affiliated person of the Fund, the Manager, the Subadviser or any Authorized Participant. An AP Representative is restricted from disclosing the names or quantities of Deposit Securities or Redemption Securities, including to the Authorized Participants, or trading for its own account on the information it receives regarding Deposit Securities and Redemption Securities. Neither an AP Representative nor its affiliated persons, acting as principal, may be a counterparty to an Authorized Participant in a creation or redemption transaction.

“Board” means the Board of Trustees.

“Cash Component” means a deposit of a specified cash payment that is exchanged (with Deposit Securities, if any) for Creation Units of the Fund.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Units” means aggregations of a specified number of shares by which the Fund offers and issues.

“Deposit Securities” means the basket of securities and/or instruments exchanged (with the Cash Component, if any) for Creation Units of the Fund.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“DTC” means The Depository Trust Company, which is a limited-purpose trust company, which was created to hold securities of participants of DTC (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.

“Exchange” means the applicable exchange on which shares of the Fund are listed for trading on the secondary market as indicated on the front cover of this SAI.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fund Deposit” means the minimum initial and subsequent investment amount for a Creation Unit of the Fund and consists of the Deposit Securities and Cash Component.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Trustee” means a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust.

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“Manager” means Precidian Funds LLC.

“NAV” means net asset value.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange.

“Plan” means the distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“Redemption Securities” means the securities that will be delivered in an in-kind transfer in a redemption.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Subadviser” means ClearBridge Investments, LLC and Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Transmittal Date” the date on which an order to create Creation Units or an order to redeem Creation Units is placed.

“Trust” means ActiveShares® ETF Trust.

“Trustees” means the trustees of the Trust.

“VIIV” means the Fund’s verified intra-day indicative value.

INVESTMENT POLICIES

The Order

In addition to the investment strategies and the risks described in the Prospectus and in this SAI, the Fund may employ other investment practices and may be subject to other risks, some of which are described below. The Fund operates in reliance on an exemptive order from the SEC (the “Order”), which limits the types of investments the Fund may hold to those listed in the Fund’s application for the Order. Under the terms of the Order, the Fund will invest only in exchange-traded funds, exchange-traded notes, exchange listed common stocks, exchange-traded preferred stocks, exchange-traded American Depositary Receipts, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and exchange-traded futures that trade on a U.S. exchange contemporaneously with the Fund’s shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Fund’s investment strategies and practices, including those listed below, are subject to these limitations.

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

ClearBridge Focus Value ETF

•	Investment objective. The Fund seeks long-term capital appreciation.

•	The Fund is an actively managed ETF.

•

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index.

•

The Fund may also invest up to 20% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with lower market capitalizations.

•	The Fund may invest in American Depository Receipts (“ADRs”) and U.S.-listed shares of foreign companies.

•

The Fund will only invest in instruments that trade on a U.S. exchange contemporaneously with the Fund’s shares and, for temporary or defensive purposes, in cash and cash equivalents, such as short-term U.S. Treasury securities, government money market funds, and repurchase agreements.

•	Under normal circumstances, the Fund will invest in a diversified portfolio typically consisting of the securities of 30 to 40 issuers.

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

(1) Borrowing. The Fund may not borrow money for investment purposes. The Fund may not borrow money for any other purposes, except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

(2) Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

(3) Lending. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

(4) Senior Securities. The Fund may not issue senior securities, except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

(5) Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

(6) Commodities. The Fund may purchase or sell contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

(7) Concentration. The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. The Fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act and the Order, and in a manner consistent with the Fund’s investment objective and restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage, but are not considered to be borrowings, are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply if the Fund invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth above, real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments that are secured by real estate or interests therein, or real estate investment trust securities to the extent permitted by the Order.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Fund may not, as a fundamental policy and pursuant to the Order, purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, and the Fund may not purchase securities that are illiquid investments at the time of investment and as otherwise permitted by the Order. To the extent that investments in commodities are considered illiquid, the Fund is not permitted to invest in them. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. The policy in (6) above will be interpreted not to prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments to the extent permitted by the Order.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of the Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Trust understands (with respect to the Fund) that the SEC staff interprets securities issued by an individual foreign government as aggregated for the purposes of calculating applicable limits on concentration. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly and will be limited by the terms of the Order. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund is currently classified as a diversified Fund under the 1940 Act. In general, this means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

Investment Companies. The Fund will not acquire securities of any investment company or company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent permitted by exemptive relief from the SEC permitting the Fund to purchase shares of other investment companies for short-term cash management purposes. In addition, the Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

Illiquid Securities. The Fund may not purchase or otherwise acquire securities that are illiquid investments, as defined in Rule 22e-4(a)(8) under the 1940 Act, at the time of purchase. The Fund may, however, hold an illiquid investment if it becomes illiquid after purchase. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis in order to ensure that the value of illiquid securities held by the Fund does not exceed 15% of the Fund’s net assets.

Short Sales. The Fund may not effect short sales of securities.

INVESTMENT PRACTICES AND RISK FACTORS

Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Prospectus, or in this SAI, the Fund may engage in each of the practices below to the extent consistent with its investment objectives, strategies, policies and restrictions, including the limitations set forth in the Order. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, including those set forth in the Order, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, Subadvisers, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries), AP Representatives, Authorized Participants, the party responsible for the calculation of the VIIV and the Exchange have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadvisers have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities

Equity securities include exchange-traded common and preferred stocks, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Foreign Investments

The Fund’s investment in securities of foreign companies will be in the form of depositary receipts or securities of foreign issuers that trade on an exchange in the United States.

Depositary Receipts

ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges in the United States. American Depositary Shares (ADSs) are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under an agreement with the foreign issuer, and the entire issuance is called an ADR and the individual shares are referred to as ADSs.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below and as permitted by the Order, the Fund may invest in shares of other investment companies, including shares of exchange-traded funds, whether affiliated or unaffiliated with the Fund.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

The Fund will not acquire securities of any investment company or company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent permitted by exemptive relief from the SEC permitting the Fund to purchase shares of other investment companies for short-term cash management purposes. Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the Fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the Fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money-market funds or in investment companies that are part of the same group of investment companies as the Fund.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by certain REITs and, as a result, the Fund is indirectly subject to those fees if the Fund invests in REITs.

Investing in REITs involves certain risks, including declines in the value of the underlying real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants. Equity REITs may also be subject to property and casualty risks as their insurance policies may not completely recover repair or replacement of assets damaged by fires, floods, earthquakes or other natural disasters. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry-related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If the REIT invests in adjustable rate debt instruments the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. However, REIT shares can be more volatile than, and perform differently from, larger company securities since REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REITs are dependent upon the skills of their managers and are generally not diversified. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively. REITs are generally dependent upon maintaining cash flows to repay borrowings, to cover operating costs, and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. If REITs are net sellers of assets or do not reinvest principal, they are also subject to self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration as an investment company under the 1940 Act. In the event of any such failure to qualify as a REIT under the Code, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty.

Subject to the foregoing, loans of Fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Small and Mid Cap Companies

Investments in securities of companies with small and medium market capitalizations may offer greater opportunity for appreciation than larger companies, but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price and may be more sensitive to economic conditions than larger, more established companies. Small and mid cap company stock prices may, to a degree, fluctuate independently of larger company stock prices, i.e., small and mid cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

Small and mid cap companies may have newer or limited product lines, limited markets or financial resources, or they may be dependent upon a limited or inexperienced management group. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of small and mid cap companies may not be widely traded and it may be difficult for the Fund to dispose of such securities, or receive an advantageous price.

Small and mid cap companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small cap companies.

Some small and mid cap companies also may be relatively new issuers, which carries risks in addition to the risks of other small and mid cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Temporary Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in short-term U.S. Treasury securities, government money market funds, and repurchase agreements or holding cash without regard to any percentage limitations. Although the portfolio managers have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Independent Trustees#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	44	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	44	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	44	None

Althea L. Duersten Born 1951	Trustee	Since 2014	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	44	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross‡ Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	90	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Susan M. Heilbron‡ Born 1945	Trustee	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	90	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)	44	None

Howard J. Johnson Born 1938	Trustee and Chairman of the Board	From 1981 to 1998 and since 2000 (Chairman of the Board since 2013)	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)	44	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)	44	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	44	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	44	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	135	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Funds complex.
***

Information is for the calendar year ended December 31, 2019, except as otherwise noted. The Fund is not included in the Number of Funds in the Legg Mason Funds Complex Overseen by the Trustees because the Fund had not yet commenced operations as of December 31, 2019.

‡

Information pertaining to the Number of Funds in the Legg Mason Funds Complex Overseen by Trustee for each of Mr. Gross and Ms. Heilbron is as of December 31, 2019, prior to their departure from the Legg Mason Partners Fixed Income Board.

†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years
Additional Officers:

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Christopher Berarducci Born 1974 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer and Principal Financial Officer	Since 2014 and 2019	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason Funds complex.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds and/or other funds in the Legg Mason Fund complex (except for Ms. Duersten with regard to funds incepted prior to April 1, 2014); willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the Fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Legg Mason and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Ms. Trust is an interested person of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Ms. Trust and Ms. Duersten, has served as a board member of the Fund and/or other funds in the Legg Mason Fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee. Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations. Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of four Independent Trustees. The Compensation and Nominating Committee is composed of five Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Fund’s Subadviser.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the Manager and the Subadviser as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the Fund, primarily the Fund’s Manager, the Subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s Manager, the Subadviser and LMPFA the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s Manager and the Subadviser, the affiliates of the Manager and the Subadviser, or various service providers to the Fund, including LMPFA, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s Chief Compliance Officer and the Manager’s or LMPFA’s chief risk officer, as well as personnel of the Subadviser and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

Trustee Ownership of Securities

The Fund is newly organized and as of the date of this SAI and the trustees therefore do not own shares of the Fund.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund* ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Paul R. Ades	58.32	None	331,000
Andrew L. Breech	60.97	None	346,000
Dwight B. Crane	63.61	None	361,000
Althea L. Duersten	58.32	None	331,000
Stephen R. Gross	53.92	None	557,469
Susan M. Heilbron	53.92	None	628,753
Frank G. Hubbard	58.32	None	331,000
Howard J. Johnson	64.49	None	366,000
Jerome H. Miller	59.20	None	336,000
Ken Miller	59.20	None	336,000
Thomas F. Schlafly	58.32	None	331,000

Interested Trustee:
Jane Trust†	None	None	None

*	Estimated for the fiscal period ending September 30, 2020.
**	Information is as of the calendar year ended December 31, 2019.
†	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 350 Main Street, Suite 9, Bedminster, New Jersey 07921. The Manager is a minority-owned affiliate of Legg Mason, a Maryland corporation. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Manager is responsible for managing the Fund consistent with the 1940 Act, the Code, the Fund’s investment objective, policies and restrictions described in the Prospectus and this SAI and in accordance with any exemptive orders issued by the SEC applicable to the Fund, including the Order, and any SEC staff no-action letters applicable to the Fund. Pursuant to the Management Agreement and subject to the general supervision of the Board, the Manager provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including: custodians; audit; portfolio accounting; legal; transfer agency and registrar; securities lending; depository; accounting services; printing costs; insurance; certain distribution services (provided pursuant to a separate distribution agreement); and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee or a unitary fee structure. In addition to the foregoing, pursuant to its supervisory responsibilities, the Manager (or its designee) is responsible for the oversight of the calculation and dissemination of the VIIV. As part of its oversight process, the Manager (or its designee) will periodically, but no less than annually, review the Fund’s procedures governing the calculation and dissemination of the VIIV. Any changes to the procedures will be submitted for review by the Board, which is responsible for the oversight of the procedures.

The Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, transaction expenses, costs of borrowing money (including interest expenses), future 12b-1 fees (if any), acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses). The Manager may earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement, including decreases resulting from an increase in net assets.

The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval and to the extent permitted by any exemptive orders or SEC staff no action letters applicable to the Fund. The Manager has entered into subadvisory arrangements and a sub-administration agreement, as described below.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

After the initial term of two years, the Management Agreement will continue in effect from year to year, provided its continuance is specifically approved at least annually with respect to the Fund (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Management Agreement, without penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Manager. The Manager may terminate the Management Agreement, without penalty, upon not less than 90 days’ written notice to the Fund. The Management Agreement may be terminated immediately upon the mutual written consent of all parties to the Agreement. In addition, the Management Agreement terminates automatically upon its assignment.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate of 0.49%.

Subadvisers

ClearBridge Investments, LLC serves as the subadviser to the Fund (“ClearBridge” or the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “ClearBridge Subadvisory Agreement”). ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason.

As compensation for its services, the Manager pays to ClearBridge a fee equal to 70% of the management fee paid to the Manager by the Fund, net of (i) all fees and expenses incurred by the Manager under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements. In no event shall the subadvisory fee be less than zero.

Western Asset Management Company, LLC, organized under the laws of the State of California (“Western Asset” and together with ClearBridge, the “Subadviser”), manages only the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between the Manager and Western Asset (the “Western Asset Agreement” and together with the ClearBridge Subadvisory Agreement, the “Subadvisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is a wholly-owned subsidiary of Legg Mason. Under the Western Asset Agreement, Western Asset is responsible, subject to the general supervision of the Manager and the Board, for the management of the portion of the Fund’s cash and short term instruments allocated to it. For Western Asset’s services to the Fund, the Manager, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by the Manager, net of expense waivers, if any, and reimbursements.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

Sub-Administrator

Legg Mason Partners Fund Advisor (“LMPFA” or the “Sub-Administrator”), a Delaware limited liability company, is located at 620 Eighth Avenue, New York, New York 10018. LMPFA serves as sub-administrator to the Fund pursuant to a sub-administration agreement with the Manager (the “Sub-Administration Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

Pursuant to the Sub-Administration Agreement, the Sub-Administrator agrees, among other things, to provide the Fund with office facilities and personnel, maintain the Fund’s books and records and supply the trustees and officers of the Fund with statistical reports and information regarding the Fund. For the Sub-Administrator’s services to the Fund, the Manager, not the Fund, pays the Sub-Administrator 0.05% of the Fund’s average daily net assets.

Under the Sub-Administration Agreement, the Sub-Administrator will not be responsible for any action of the Manager in following or declining to follow any advice or recommendations of the Sub-Administrator, provided that nothing in the Sub-Administration Agreement shall protect the Sub-Administrator against any liability resulting from willful misfeasance, bad faith or gross negligence in the performance of the Sub-Administrator’s duties or from reckless disregard of its obligations or duties under the Sub-Administration Agreement.

The Fund’s Sub-Administration Agreement is terminable, without penalty, by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Administrator, or by the Sub-Administrator upon not more than 60 days’ nor less than 30 days’ written notice to the Manager, and will be terminated upon the mutual written consent of the Sub-Administrator and the Manager. This Agreement may be assigned by a party only with written permission of the other party.

Expenses

In addition to amounts payable under the Management Agreement, the Fund is responsible for the following expenses: taxes and governmental fees; costs (including brokerage commissions, transaction fees or charges, if any, or Acquired Fund Fees and Expenses as such term is defined in Form N-1A as the same may be amended from time to time) in connection with the creation and redemption transactions of the Fund’s shares and purchases and sales of the Fund’s securities and other investments and losses in connection therewith; costs of borrowing money, including interest expenses; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived or reimbursed by the Manager to the Fund during the same fiscal year if the Fund’s total annual Fund operating expenses have fallen to a level below the expense limitation shown in the Fund’s Prospectus, if any. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual Fund operating expenses exceeding such expense limitation or any lower limit then in effect.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of November 30, 2019.

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Dmitry Khaykin	Registered Investment Companies	4	3.4	1	1.7

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	2,073	1.2	0	0

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Robert Feitler Jr.	Registered Investment Companies	4	3.4	1	1.7

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	2,043	1.0	0	0

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Subadviser and the individuals that each employs. For example, the Subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. The Subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the Subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the Subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Portfolio Manager Compensation Structure

The Subadviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

The Subadviser’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into the Subadviser’s managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new product and one-third can be elected to track the performance of one or more of the Subadviser’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed products.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of Subadviser’s managed funds, while one-third tracks the performance of the new product composite.

The Subadviser then makes a company investment in the proprietary managed funds equal to the deferral amounts by the Fund. This investment is a company asset held on the balance sheet and paid out to the employees in the shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge’s Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with the Subadviser’s investment philosophy and the Investment Committee/CIO approach to generation of alpha.

•	Overall firm profitability and performance.

•	Amount and nature of assets managed by the portfolio manager.

•	Contributions for asset retention, gathering and client satisfaction.

•	Contribution to mentoring, coaching and/or supervising.

•	Contribution and communication of investment ideas in the Subadviser’s Investment Committee meetings and on a day to day basis.

•	Market compensation survey research by independent third parties.

Portfolio Manager Securities Ownership

The Fund is new and therefore, as of the date of this SAI, none of the Fund’s portfolio managers owned shares of the Fund.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

The Trust has also entered into an agreement with BNY Mellon to serve as transfer agent to the Fund. Under its transfer agency agreement with the Trust, BNY Mellon provides the following services with respect to the Fund: (i) performing and facilitating the performance of purchases and redemptions of Creation Units, (ii) preparing and transmitting by means of DTC’s book-entry system payments for dividends and distributions declared by the Fund on or with respect to Fund shares, (iii) preparing and delivering reports, information and documents as specified in the agreement, (iv) performing the customary services of a transfer agent and dividend disbursing agent, and (v) rendering certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Fund Counsel

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of the Fund are listed for trading on the Exchange. The shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the shares of the Fund from listing subject to certain conditions, including if: (1) following the initial twelve-month period after the commencement of trading on the Exchange of the Fund’s shares, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the Exchange has halted trading in the Fund’s shares because the VIIV is interrupted pursuant to the rules applicable to the Exchange and such interruption persists past the trading day in which it occurred or is no longer available; (3) the Exchange has halted trading in the Fund’s shares because the NAV is not disseminated to all market participants at the same time, the holdings of the Fund are not made available on at least a quarterly basis as required by the 1940 Act, or such holdings are not made available to all market participants at the same time pursuant to the rules applicable to the Exchange and such issue persists past the trading day in which it occurred; (4) the Exchange has halted trading in the Fund’s shares pursuant to the rules applicable to the Exchange and such issue persists past the trading day in which it occurred; (5) the Trust has failed to file any filings required by the SEC or the Exchange is aware that the Trust is not in compliance with the conditions of any applicable exemptive order or no-action relief granted by the SEC or SEC staff to the Trust with respect to the Fund; (6) any of the continued listing requirements set forth in rules applicable to the Exchange are not continuously maintained; (7) any of the applicable continued listing representations for the Fund are not continuously met; or (8) such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

In order to provide additional information regarding the indicative value of shares of the Fund, an updated VIIV will be disseminates every second, through the facilities of the Consolidated Tape Association or through other widely disseminated means, for the Fund as calculated by a verification agent based on two independent calculations.

The Fund’s VIIV is based on a securities component and a cash component which comprises that day’s portfolio holdings, which is provided to the verification agent prior to that Business Day’s (as defined below) commencement of trading. The VIIV is based on the precise composition of the current portfolio of securities held by the Fund each day. Therefore, under normal circumstances, the VIIV is effectively a “real-time” update of the Fund’s NAV, which is computed only once a day. The specific methodology for calculating the Fund’s VIIV, which will be overseen by the Trust’s board, will be disclosed on the Trust’s website.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

The base and trading currencies of the Fund are the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depository for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the

NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The number of shares comprising a Creation Unit is set forth in the chart below:

Creation Unit Size

20,000

In its discretion, the Manager reserves the right to increase or decrease the number of the Fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the Trust is open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in the Fund’s portfolio (including cash positions). If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because such instruments are not eligible for transfer either through the NSCC process or DTC process; or (e) if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; or (ii) such instruments are not eligible for trading by an Authorized Participant. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

Each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the Custodian will transmit the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current fund Deposit (based on information at the end of the previous Business Day) to each AP Representative. Pursuant to a contract, the AP Representative will be restricted from disclosing the Deposit Securities. In addition, the AP Representative will undertake an obligation not to use the identity or weighting of the Deposit Securities and Redemption Securities for any purpose other than executing creations and redemptions for the Fund. The confidential account will enable Authorized Participants to transact in the Deposit Securities and Redemption Securities through their AP Representatives, enabling them to engage in in-kind creation or redemption activity without knowing the identity or weighting of those securities. Acting on execution instructions from an Authorized Participant, the AP Representative may purchase or sell the Deposit Securities and Redemption Securities for purposes of effecting in-kind creation and redemption activity during the day.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must have executed an agreement with the Distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.” Each Authorized Participant must establish and maintain a confidential account with an AP Representative, for the benefit of the Authorized Participant, in order to engage in in-kind creation and redemption activity. All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Subject to the terms of the Participant Agreement, all orders to create Creation Units of the Fund must be received by the Distributor no later than 3:00 p.m., Eastern time (“Cut-Off Time”) on the Transmittal Date to be effected based on the NAV of shares as next determined after receipt of an order in proper form on the Transmittal Date.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant. The Fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required, through its AP Representative, to post collateral with the Fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Fund.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant not later than the Cut-Off Time on the Transmittal Date and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Manager) to reject any order not submitted in proper form. A Creation Unit of the Fund will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities, through its confidential account with an AP Representative, as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Acceptance of Creation Orders

The Fund and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, for example, if: (i) the order is not in proper form; [(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund;] (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (iv) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Manager or its designee, have an adverse effect on the Fund or the rights of beneficial owners of the Fund; or (vi) in the event that circumstances outside the control of the Fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Manager, the Subadviser, the Sub-Administrator, the Custodian, the Distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant or the AP Representative acting on behalf of the Authorized Participant of its rejection of the order of such person. The Fund, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee

The Fund imposes a creation transaction fee as listed in the table below on each creation transaction regardless of the number of Creation Units purchased in the transaction.

Creation Transaction Fee ($)

350

In the case of cash creations or where the Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate the Fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through an Authorized Participant. Redemption orders for Creation Units in the Fund must be received by the Distributor in proper form no later than the Cut-Off Time on the Transmittal Date to receive the NAV on the same Transmittal Date.

The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated or for other extraordinary purposes, such as a merger). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants acting through an AP Representative can trade directly with the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs through an AP Representative in connection with assembling a sufficient number of shares to constitute a Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

Each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the Custodian will transmit the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day) to each AP Representative. The Fund is responsible for making available, to each AP Representative, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. The Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because such instruments are not eligible for transfer either through the NSCC or DTC; or (e) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because such instruments are not eligible for trading by an Authorized Participant.

An Authorized Participant subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Redemption Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

The Fund imposes a redemption transaction fee as listed in the table below on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction.

Redemption Transaction Fee ($)

350

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Manager’s or its designee’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Manager or its designee may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Prospectus for a description of the procedures used by the Fund in valuing its assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

The Fund is new and has not paid any brokerage commissions that were directed to firms that provided research services as of the date of this SAI.

Aggregate Brokerage Commissions Paid

The Fund is new and has not paid any commissions as of the date of this SAI.

Securities of Regular Broker/Dealers

The Fund is new and did not hold securities issued by its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) as of the date of this SAI.

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

SHARE OWNERSHIP

Principal Shareholders

Because the Fund is new, there were no beneficial owners as of the date of this SAI.

DISTRIBUTOR

Legg Mason Investor Services, LLC (the “Distributor”), a Delaware limited liability company, serves as the distributor of Shares of the fund on an agency basis. The Distributor’s principal address is 100 International Drive, Baltimore, Maryland 21202. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale through the Distributor, as described in the section of this SAI entitled “Continuous Offering.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares of the Fund and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Manager, Legg Mason or their affiliates may, from time to time and from their own resources, pay, defray or absorb costs relating to distribution, including payments out of their own resources to the distributor, or to otherwise promote the sale of shares.

The Manager, Legg Mason and/or their affiliates pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund or exchange-traded products in general. The Manager, Legg Mason and/or their affiliates make these payments from their own assets and not from the assets of the Fund. Although a portion of the Manager’s and Legg Mason’s revenue comes directly or indirectly in part from fees paid by the Fund, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. The Manager, Legg Mason and/or their affiliates make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Manager, Legg Mason and/or their affiliates also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, the Manager, Legg Mason and/or their affiliates make payments to Intermediaries that make shares of the Fund available to their clients, develop new products that feature the Fund or otherwise promote the Fund. The Manager, Legg Mason and/or their affiliates may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Manager, Legg Mason and/or their affiliates believe may benefit the exchange-traded products business or facilitate investment in the Fund.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

The Manager, Legg Mason and/or their affiliates make Education Costs and Publishing Costs payments to other Intermediaries based on any number of metrics. For example, the Manager, Legg Mason and/or their affiliates may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Manager, Legg Mason and/or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund.

In addition, the Manager, Legg Mason and/or their affiliates may enter into other contractual arrangements with Intermediaries that the Manager, Legg Mason and/or their affiliates believe may benefit the ETF business or facilitate investment in Legg Mason- or Manager-sponsored ETFs. Such agreements may include payments by the Manager, Legg Mason and/or their affiliates to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by Legg Mason participate in such programs and other funds managed by Legg Mason may participate in such programs.

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees would be paid out of the Fund’s assets on an ongoing basis, these fees would increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you might pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/etfliterature (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about Fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The Fund will not make its full portfolio holdings publicly available on a daily basis. The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). Any dissemination of non-public information that could be material must occur to all shareholders at the same time and in a forum typically used to disseminate information broadly. The Fund’s portfolio holdings (including the size of each position) may be made available to investors, potential investors, third parties and Manager personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC, posting the information to the Manager’s or the Funds’ Internet site that is accessible by the public (www.leggmason.com/etfproducts (click on the name of the Fund)), through public release by a third party vendor or through disclosure in the Fund’s Prospectus or SAI where required by SEC regulations.

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to its custodian or sub-custodians, its fund accounting agent, its proxy voting provider, an AP Representative, any clearing broker used by an AP Representative, the entity responsible for the calculation of the VIIV, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, the Manager, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Board.

As of the date of this SAI, the Fund expects to authorize ongoing arrangements with its custodian, one or more AP Representatives and the party responsible for the calculation of the VIIV that include the release of portfolio holdings information in accordance with the policy.

The approval of the Fund’s Chief Compliance Officer, or his or her designee, must be obtained before entering into any new ongoing arrangement or modifying any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement, provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or his or her designee as consistent with the policy and provided that any instance of such disclosure is consistent with the intent and provisions of the Order. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

Disclosure to AP Representatives

On any given business day, the names and quantities of the instruments that constitute the deposit instruments (an in-kind deposit of specified instruments necessary to purchase a Creation Unit) and the names and quantities of the instruments that constitute the redemption instruments (specified instruments transferred in kind in exchange for a Creation Unit) will correspond pro rata to the positions in the Fund’s portfolio (including cash positions) and, thus, will be identical. These instruments may be referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” The custodian will provide each AP Representative, or the clearing broker to be used by the AP Representative, before the commencement of trading each business day, the Creation Basket.

Each Authorized Participant will be required to enter into confidentiality arrangements with its AP Representative. Similarly, the Fund will execute a confidentiality agreement with each AP Representative and any clearing broker to be used by an AP Representative. Pursuant to the latter, the AP Representative and any clearing broker will be restricted from disclosing the Creation Basket. In addition, the AP Representative and any clearing broker will undertake an obligation not to use the identity or weighting of the instruments in the Creation Basket for any purpose other than executing, clearing and settling creations and redemptions for the Fund. For the avoidance of doubt, any affiliate, agent or personnel of an AP Representative or clearing broker with knowledge about the composition of the Fund or a Creation Basket of the Fund also will be prohibited from disclosing such information to any other person, or using that information for any purpose other than assisting the AP Representative and/or clearing broker with the execution, clearance and settlement of creations and redemptions for the Fund.

The Fund will obtain, both initially and each year thereafter, representations from the AP Representative and any clearing broker related to the confidentiality of the Creation Basket and the adequacy and effectiveness of the AP Representative’s and clearing broker’s information barriers, cyber security and data protection procedures, and insider trading policies and procedures.

Other Permitted Disclosure

The Manager, the Subadviser, the Fund, and any other service provider to the Fund may not disclose the identities and quantities of the portfolio instruments before such information is publicly disclosed and is available to the entire investing public.

The Fund’s service providers, including their affiliates, agents and personnel with knowledge about the composition of the Fund or a Creation Basket will be prohibited from disclosing such information to any other person, or using that information for any purpose other than assisting the service provider in its provision of services to the Fund. The Trust will execute confidentiality agreements or otherwise contractually require confidentiality with any of its service providers who are provided information on the composition of the Fund or the Creation Basket.

The policy permits the Fund to provide the entity responsible for the calculation of the VIIV correct portfolio composition data reflecting all necessary adjustments (e.g., corporate actions) before the open of the Exchange. Such entity will be contractually restricted from disclosing information pertaining to the Fund’s holdings to any other person, or using that information for any purpose other than the calculation of the VIIV.

The Fund is required to release on its website the identity of an instrument and the weighting of that instrument in the calculation of the VIIV to the extent that (i) it is the subject of or affected by an error in the calculation of the VIIV; (ii) its mid-point price is determined not to reflect its fair market value; (iii) it does not have a readily available market quotation; and/or (iv) it, together with other portfolio holdings, represents 10% of the total assets of the Fund that is the subject of an extended trading halt.

The policy also permits the Fund to disclose, on an as-needed basis, its portfolio holdings to its legal counsel, counsel to its independent board members and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities, and its sector weightings, yield and duration, performance attribution and other summary and statistical information to the extent such information is derived from portfolio holdings information previously publicly filed on Form N-PORT or Form N-CSR in accordance with SEC rules.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or his or her designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Board.

Protecting the Confidentiality of the Portfolio

Because the Fund will not publicly disclose its portfolio holdings daily, the selective disclosure of material nonpublic information, including information other than portfolio information, would be more likely to provide an unfair advantage to the recipient than in other ETFs. Accordingly, the Fund and each person acting on behalf of the Fund will be required to comply with Regulation Fair Disclosure as if it applied to them (except that the exemptions provided in Rule 100(b)(2)(iii) therein shall not apply). In addition, the Fund’s portfolio holdings, including the composition of the Confidential Account, will be considered material, non-public information under the codes of ethics of the Fund, the Manager, the Distributor and the Subadviser and the agreements related to the Fund’s other service providers with, or any other party given, access to information about the Fund’s portfolio, including the custodian, the administrator, the fund accountant, all AP Representatives, and the party responsible for the calculation of the VIIV, will include appropriate confidentiality provisions and be generally prohibited from trading based upon this information.

THE TRUST

The Trust was organized as a Maryland statutory trust on October 22, 2019 and is authorized to issue multiple series or portfolios. The Fund issues shares of beneficial interest. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Notwithstanding anything to the contrary, the Trustees may in their sole discretion determine that shares of any series or class shall be issued and redeemed only in aggregations of such number of shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Trustees from time to time with respect to any series or class. The number of shares comprising an aggregation for purposes of issuance or redemption with respect to any series or class are referred to as a “Creation Unit” and, collectively, as “Creation Units” (or such other term as the Trustees shall determine) The Trustees shall have the power, in connection with the issuance of any Creation Unit, to charge such transaction fees or other fees as the Trustees shall determine. In addition, the Trustees may, from time to time in their sole discretion, determine to change the number of shares constituting a Creation Unit. If the Trustees determine to issue shares of any series or class in Creation Units, then only shares of such series or class comprising a Creation Unit shall be redeemable by the Trust with respect to any applicable series or class. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “Dividends, other distributions and taxes.”

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code (a “RIC”). As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

As of the date of this SAl, the Fund was not operational and therefore had no unused capital loss carryforwards.

Taxation of Shareholders - Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryovers). The Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income, if any.

Subject to certain limitations, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to the shareholders’ investments in the Fund and to the Fund’s investments in the underlying dividend paying stock. Dividends received by the Fund from a real estate investment trust (a “REIT”) or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed by the Fund to a shareholder generally will be taxable to the shareholder as ordinary income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the l81-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Fund shares. Long-term capital gains are taxed to noncorporate shareholders at reduced rates.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (including capital gains realized on the sale of Fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

For tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

Taxation of Shareholders - Sale of Shares. In general, a sale of Fund shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Fund shares were held. A sale of Fund shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxable to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of Fund shares is measured by the difference between the amount received and the adjusted tax basis of the Fund shares. Shareholders should keep records of investments made (including Fund shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund shares.

A loss realized on a sale of Fund shares may be disallowed if other substantially identical Fund shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Fund shares are disposed of. In such a case, the basis of the Fund shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Fund shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Taxation of Fund Investments. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to shareholders any share of foreign taxes paid by the Fund with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Fund shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Foreign Shareholders. Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding, as described further below, will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to sale or redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and “original issue discount,” subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPls the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPls are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-I0% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPls, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund or applicable withholding agent would be required to withhold U.S. tax on the proceeds of a share redemption or sale by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption or sale.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPls by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund or applicable withholding agent with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Creation Units. An Authorized Participant who exchanges Deposit Securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the Deposit Securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Deposit Securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the Deposit Securities exchanged for such Creation Units have been held for more than one year and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in any Deposit Securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Fund shares ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Certain Potential Tax Reporting Requirements. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisors as to the tax consequences of investing in such Fund shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ClearBridge Focus Value ETF

STATEMENT OF ASSETS AND LIABILITIES

January 8, 2020

Assets
Cash	$100,000

Total assets	100,000

Liabilities

Total liabilities	—

Total Net Assets	$100,000

Net Assets
Paid-in capital (unlimited shares authorized, 4,000 shares outstanding)	$100,000

Total Net Assets	$100,000

Net Asset Value	$25.00

See Accompanying Notes to Statement of Assets and Liabilities

ClearBridge Focus Value ETF

Notes to Statement of Assets and Liabilities

January 8, 2020

Note 1 – Organization

ClearBridge Focus Value ETF (the “Fund”) is a series of the ActiveShares ETF Trust (the “Trust”). The Trust was organized on October 22, 2019 as a Maryland statutory trust under the laws of the State of Maryland and is an open-end investment management company registered under the Investment Company Act of 1940, as amended. The Fund has not yet commenced investment operations.

The Fund’s investment objective is to seek long term capital appreciation.

Note 2 – Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Statement of Assets and Liabilities.

Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all its taxable income and net realized gains, if any, to shareholders each year.

Note 3 – Management Agreement and Transactions with Affiliates

Precidian Funds LLC (“Precidian” or the “Manager”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. ClearBridge and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Precidian is a minority-owned affiliate of Legg Mason.

Under the investment management agreement (the “Management Agreement”), the Fund pays Precidian an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets. The management agreement between the Trust and Precidian (the “Management Agreement”) provides that Precidian will pay all operating expenses of the Fund under a unitary fee structure, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to Precidian under the Management Agreement. Precidian will also pay all sub-advisory fees of the Fund.

As compensation for its sub-advisory services, the Manager pays ClearBridge 70% of the management fee paid by the Fund to the Manager, net of (i) all fees and expenses incurred by the Manager under the Management Agreement (including without limitation any subadvisory fee paid to another sub-adviser to the Fund) and (ii) expense waivers, if any, and reimbursements. In no event shall such subadvisory fee be less than zero. The Manager pays Western Asset a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

ClearBridge Focus Value ETF

Notes to Statement of Assets and Liabilities (continued)

January 8, 2020

Legg Mason Partners Fund Advisor (“LMPFA” or the “sub-administrator”) serves as administrator to the Fund pursuant to separate Sub-Administration Agreements with Precidian (each, a “Sub-Administration Agreement”). LMPFA is a wholly owned subsidiary of Legg Mason.

Pursuant to a Sub-Administration Agreement between the Manager and the Sub-Administrator, the Sub-Administrator agrees, among other things, to provide the Fund with office facilities and personnel, maintain the Fund’s books and records and supply the trustees and officers of the Fund with statistical reports and information regarding the Fund. For the Sub-Administrator’s services to the Fund, the Manager, not the Fund, pays the Sub-Administrator 0.05% of the Fund’s average daily net assets.

Legg Mason Investor Services, LLC, (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund has issued 4,000 shares (an unlimited amount has been authorized) all of which are owned by Legg Mason & Co. as of January 8, 2020.

Note 4 – Organization and Offering Costs

Under the Management Agreement, in accordance with the unitary fee structure, the Manager has agreed to pay (i) all the Fund’s organizational costs (estimated to be $202,000) and (ii) all the Fund’s offering costs (estimated to be $139,000). These figures represent estimates as the actual related expenses are not known as of the date of the statement of Assets and Liabilities (in Organization), and the actual organizational and offering expenses to be paid may vary substantially from these estimates.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ActiveShares ETF Trust and Shareholders of ClearBridge Focus Value ETF

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of ClearBridge Focus Value ETF (one of the funds constituting ActiveShares ETF Trust, referred to hereafter as the “Fund”) as of January 8, 2020, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 8, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

CLEARBRIDGE INVESTMENTS1

PROXY VOTING GUIDELINES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

[1]	This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).

CLEARBRIDGE INVESTMENTS

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e., nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e., contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

Company has already issued a certain percentage (i.e., greater than 50%) of the company’s allotment.

The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

Size of the Company.

Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to- equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g., technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e., financial, restructuring, etc); advantages/benefits for change (i.e., lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e., economies of scale, operating synergies, increase in market power/share, etc); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g., one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

PART C

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated October 22, 2019 of ActiveShares® ETF Trust (the “Registrant”) is incorporated herein by reference to the initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”) on November 4, 2019 (the “Initial Registration Statement”).

(a)	(2)	Registrant’s Declaration of Trust dated October 2, 2019 is incorporated herein by reference to the Initial Registration Statement.

(b)		Registrant’s Bylaws are incorporated herein by reference to the Initial Registration Statement.

(c)		Not applicable.

(d)	(1)	Form of Management Agreement between the Registrant and Precidian Funds LLC (“Precidian”) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A as filed with the SEC on December 20, 2019 (“Pre-Effective Amendment No. 1”).

(d)	(2)	Form of Subadvisory Agreement between Precidian and ClearBridge Investments, LLC (“ClearBridge”) is incorporated herein by reference to Pre-Effective Amendment No. 1.

(d)	(3)	Form of Subadvisory Agreement between Precidian and Western Asset Management Company, LLC (“Western Asset”) is incorporated herein by reference to Pre-Effective Amendment No. 1.

(e)	(1)	Form of Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Pre-Effective Amendment No. 1.

(e)	(2)	Form of Authorized Participant Agreement is filed herewith.

(f)		Not applicable.

(g)	(1)	Custodian Services Agreement between the Registrant and The Bank of New York Mellon (“BNYM”) is filed herewith.

(g)	(2)	Form of Amendment No. 4 to Custodian Services Agreement between the Registrant and BNYM is filed herewith.

(g)	(3)	Fund Accounting Services Agreement between the Registrant and BNYM is filed herewith.

(g)	(4)	Form of Amendment No. 5 to Fund Accounting Services Agreement between the Registrant and BNYM is filed herewith.

(h)	(1)	Transfer Agency and Service Agreement between the Registrant and BNYM is filed herewith.

(h)	(2)	Form of Amendment No. 2 to Transfer Agency and Service Agreement between the Registrant and BNYM is filed herewith.

(h)	(3)	Form of Sub-Administration Agreement between Precidian and Legg Mason Partners Fund Adviser, LLC is filed herewith.

(i)		Opinion and consent Venable LLP is filed herewith.

(j)		Consent of independent registered public accounting firm is filed herewith.

(k)		Not applicable.

(l)		Seed Capital Subscription Agreement is filed herewith.

(m)		Shareholder Services and Distribution Plan is incorporated herein by reference to Pre-Effective Amendment No. 1.

(n)		Not applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Pre-Effective Amendment No. 1.

(p)	(2)	Code of Ethics of Precidian is filed herewith.

(p)	(3)	Code of Ethics of ClearBridge is incorporated herein by reference to Pre-Effective Amendment No. 1.

(p)	(4)	Code of Ethics of Western Asset is incorporated herein by reference to Pre-Effective Amendment No. 1.

(p)	(5)	Code of Ethics of LMIS is incorporated herein by reference to Pre-Effective Amendment No. 1.

(q)		Powers of Attorney dated December 19, 2019 is incorporated herein by reference to Pre-Effective Amendment No. 1.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, director, officer, employee, agent or independent contractor and against amounts paid or incurred by him or her in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreement with Precidian and the Subadvisory Agreements between Precidian and ClearBridge and Western Asset, respectively, generally provide that Precidian, ClearBridge and Western Asset assume no responsibility under the Management Agreement and Subadvisory Agreements, respectively, other than to render the services called for under the agreements in good faith. The Management Agreement and Subadvisory Agreements generally further provide that Precidian, ClearBridge and Western Asset, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Management Agreement or Subadvisory Agreements protect Precidian, ClearBridge or Western Asset, as applicable, against any liability to a fund to which Precidian, ClearBridge or Western Asset, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement and Subadvisory Agreements.

Item 31.	Business and Other Connections of the Investment Adviser

Precidian Funds LLC serves as the investment adviser for the Trust’s ClearBridge Focus Value ETF. The principal address of Precidian is 350 Main Street, Suite 9, Bedminster, New Jersey 07921. Precidian is a minority-owned affiliate of Legg Mason, Inc. (“Legg Mason”), with principal offices located at 100 International Drive, Baltimore, Maryland 21202. Precidian is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the “Advisers Act”).

ClearBridge Investments, LLC and Western Asset Management Company, LLC serve as subadvisers for the Trust’s ClearBridge Focus Value ETF. The principal address of ClearBridge is 620 Eighth Avenue, New York, New York 10018. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eight Avenue, New York, NY 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. ClearBridge and Western Asset are investment advisers registered with the Securities and Exchange Commission under the Advisers Act.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Precidian, ClearBridge and Western Asset is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Precidian Funds LLC

During the last two calendar years, the directors and officers of Precidian have not been engaged in any business, profession, vocation or employment of a substantial nature. The names and titles of the officers and directors of Precidian are listed in Schedules A and D of Form ADV filed by Precidian pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-72255).

ClearBridge Investments, LLC

During the last two calendar years, the directors and officers of ClearBridge have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason, other Legg Mason subsidiaries and/or other Legg Mason sponsored investment companies. The names and titles of the officers and directors of ClearBridge are listed in Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-64710).

Western Asset Management Company, LLC

During the last two calendar years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason, other Legg Mason subsidiaries and/or other Legg Mason sponsored investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162).

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC, the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Global Asset Management Trust, Western Asset Funds, Inc. and Legg Mason ETF Investment Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Co- Managing Director/ Manager	None

Kenneth Cieprisz 620 Eighth Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Jacqueline Diehm	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

James Lavan 620 Eighth Avenue, 49th Floor New York, NY 10018	Co -Managing Director	None

Sean Mackley	Co -Managing Director	None

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

With respect to the Registrant:

ActiveShares® ETF Trust

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Investment Manager:

Precidian Funds LLC

350 Main Street, Suite 9

Bedminster, New Jersey 07921

With respect to the Registrant’s Subadvisers:

ClearBridge Investments, LLC

620 Eighth Avenue

New York, New York 10018

Western Asset Management Company, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

With respect to the Registrant’s transfer agent:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

With respect to the Registrant’s distributor:

Legg Mason Investor Services, LLC

100 International Drive

Baltimore, Maryland 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore, and State of Maryland, on this 27th day of January, 2020.

ACTIVESHARES® ETF TRUST, on behalf of its series: ClearBridge Focus Value ETF

/s/ Jane E. Trust
Jane E. Trust President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated below on this 27th day of January, 2020.

Signature	Title

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ Christopher Berarducci Christopher Berarducci	Principal Financial Officer and Principal Accounting Officer

/s/ Paul R. Ades* Paul R. Ades	Trustee

/s/ Andrew L. Breech* Andrew L. Breech	Trustee

/s/ Dwight B. Crane* Dwight B. Crane	Trustee

/s/ Althea Duersten* Althea Duersten	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Susan Heilbron* Susan Heilbron	Trustee

/s/ Frank Hubbard* Frank Hubbard	Trustee

/s/ Howard Johnson* Howard Johnson	Trustee

/s/ Jerome H. Miller* Jerome H. Miller	Trustee

/s/ Kenneth Miller* Kenneth Miller	Trustee

/s/ Thomas F. Schlafly* Thomas F. Schlafly	Trustee

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

Exhibit Number	Exhibit

(e)(2)	Form of Authorized Participant Agreement.

(g)(1)	Custodian Services Agreement between the Registrant and BNYM.

(g)(2)	Form of Amendment No. 4 to Custodian Services Agreement between the Registrant and BNYM.

(g)(3)	Fund Accounting Services Agreement between the Registrant and BNYM.

(g)(4)	Form of Amendment No. 5 to Fund Accounting Services Agreement between the Registrant and BNYM.

(h)(1)	Transfer Agency and Service Agreement between the Registrant and BNYM.

(h)(2)	Form of Amendment No. 2 to Transfer Agency and Service Agreement between the Registrant and BNYM.

(h)(3)	Form of Sub-Administration Agreement between Precidian and Legg Mason Partners Fund Adviser, LLC.

(i)	Opinion and Consent of Venable LLP.

(j)	Consent of independent registered public accounting firm.

(l)	Seed Capital Subscription Agreement.

(p)(2)	Code of Ethics of Precidian.